QCR

QCR
HOLDINGS, INC.

a relationship driven organization®

2013 Investor Presentation

QCR Holdings, Inc.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.
a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2012. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.

a relationship driven organization®

Table of Contents

CEDAR RAPIDS BANK & TRUST

CEDAR RAPIDS BANK & TRUST - SNAPSHOT

September 14, 2001	CRBT is legally formed.
September 28, 2001	CRBT opens to public.
February 3, 2003	CRBT surpasses $100 Million in assets.
June / July 2005	Opening of Branch Facility at 5400 Council St NE and new Headquarters at 500 1st Ave NE.
May 1, 2009	CRBT surpasses $500 Million in assets.
Total Assets	$599 Million: As of March 31, 2013
# of Employees:	81

HIGHLIGHTS

Recognized as the **2012 Outstanding Philanthropic Organization (Small Company)** by the Association of Fundraising Professionals.

#1 SBA Lender of Banks in Iowa, based on dollar volume in FY 2012.

Donna Sorensen appointed Board Chair in May 2012

CEDAR RAPIDS BANK & TRUST

Summary of Financial Results 2006-2013

	2008	2009	2010	2011	2012	ACTUAL YTD Q1 2013	ANNUALIZED* Q1 2013
Net interest income	$12,469	$15,258	$15,569	$15,857	$15,717	$3,845	$15,380
Non-interest income	4,139	4,391	6,099	5,985	5,612	1,936	7,743
Non-interest expense	(10,116)	(11,692)	(12,324)	(12,888)	(12,260)	(3,118)	(12,474)
Pre-tax pre-provision	6,491	7,957	9,344	8,953	9,069	2,662	10,648
Provision expense	(1,870)	(4,750)	(4,200)	(1,655)	(1,275)	(300)	(1,200)
Income before taxes	4,622	3,207	5,144	7,298	7,794	2,362	9,448
Income taxes	(1,508)	(868)	(1,570)	(2,098)	(1,913)	(599)	(2,395)
Net income	$3,113	$2,339	$3,573	$5,200	$5,881	$1,763	$7,054

* Not necessarily a prediction of 2013 annual earnings.

Total Consolidated Assets

IN MILLIONS OF DOLLARS



$700
$600
$500
$400
$300
$200
$100
$0
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Mar.13

Total Consolidated Deposits

IN MILLIONS OF DOLLARS



$500
$400
$300
$200
$100
$0
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Mar.13

CEDAR RAPIDS BANK & TRUST

Cedar Rapids Bank & Trust
Peer Analysis

Institution Name	Offices in MSA	Deposits $*	Market Share
US Bank National Assn	10	804,825	15.66%
Wells Fargo Bank Na	11	623,471	12.13%
Farmers State Bank	8	553,092	10.76%
Cedar Rapids Bank & Trust	2	381,874	7.43%
Hills Bank & Trust	6	344,534	6.70%
Bankers Trust Co	3	287,309	5.59%
Guaranty Bank & Trust	6	186,248	3.62%
Farmers & Merchants SB	3	162,506	3.16%
Bank of the West	6	148,615	2.89%
Fairfax State Savings Bank	1	133,909	2.60%

* Thousands of Dollars

NA – Not applicable on a peer market basis. As of 6/30/12

QCR HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

QCRH Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$2.09 Billion in assets

$ 1.37 Billion in deposits

$ 1.27 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.92 Million

Ownership:
Company Benefit Plans 11.6%
Institutional & Mutual Funds 15.2%
Insiders 16.7%

Acquired May 13,2013

CNB Founded in 1997
Headquartered in Waterloo, IA

$290 Million in assets

$ 248 Million in deposits

$ 209 Million in loans

8 Facilities
Waterloo, IA (2)
Cedar Falls, IA (2)
Mason City, IA (2)
Austin, MN (2)

Shares Outstanding: 2.09 Million

As of 12/31/12

QCR HOLDINGS, INC.

a relationship driven organization®

Corporate Overview – Facility Map



La Crosse
Austin
Albert Lea
Fairmont
Lake Louise State Park
Osage Spring Park
Pilot Knob State Park
Decorah
Reedsburg
Portage
Baraboo
Devil's Lake State Park
Waunakee
Sun Prairie
Middleton
Madison
Mt Horeb
Fitchburg
Stoughton
Clear Lake
Mason City
Charles City
Algona
Wyalusing Hardwood Forest State Natural Area
Platteville
Waverly
Janesville
Monroe
Fort Dodge
Webster City
Iowa Falls
Dubuque
Beloit
Machesney Park
Apple River Canyon State Park
Freeport
Loves Park
Hickory Hills Park
Marshalltown
Boone
Ames
Ledges State Park
Perry
Mt Vernon
Mississippi Palisades State Park
Dekalb
Clinton
Dixon
Sterling
Ankeny
Grinnell
Altoona
Newton
Coralville
Iowa City
West Des Moines
Des Moines
Davenport
Port Louisa National
Pella
Princeton
Lake Anita State Park

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Joliet-Naperville, IL-IN-WI	313,737	221	3,176	9,481,409	0.86 %	57,427	21.59 %
Saint Louis, MO-IL	64,123	135	953	2,818,784	1.19	51,297	15.28
Omaha-Council Bluffs, NE-IA	23,624	71	334	873,472	5.09	52,378	19.29
Des Moines-West Des Moines, IA	13,399	52	223	578,175	7.31	55,339	22.33
Davenport-Moline-Rock Island, IA-IL	7,468	39	153	380,858	0.90	45,163	20.95
Peoria, IL	6,656	41	166	381,267	2.13	48,511	17.48
Rockford, IL	5,361	24	101	350,095	1.65	52,399	16.92
Cedar Rapids, IA	5,141	39	106	260,031	3.82	53,469	20.80
Springfield, IL	4,900	29	92	211,610	2.39	51,153	16.64
Champaign-Urbana, IL	4,843	33	108	233,215	3.55	44,521	18.99
Ottawa-Streator, IL	3,650	33	87	154,826	0.24	46,752	14.68
Iowa City, IA	3,052	21	61	153,716	5.44	46,901	25.04
Sioux City, IA-NE-SD	2,889	32	77	143,588	0.21	44,093	22.70
Waterloo-Cedar Falls, IA	2,784	22	69	169,757	1.80	42,621	23.70
Bloomington-Normal, IL	2,663	28	61	170,199	3.94	57,274	21.31
Dubuque, IA	2,486	10	41	94,440	3.04	45,806	20.70
Ames, IA	2,050	18	38	90,459	5.50	49,116	19.32
Quincy, IL-MO	1,999	21	47	77,322	(0.30)	38,967	18.00
Paducah, KY-IL	1,933	15	44	98,893	0.34	40,182	16.40
Kankakee-Bradley, IL	1,898	18	44	113,981	2.96	47,104	18.76
Galesburg, IL	1,822	17	34	70,442	(1.69)	39,998	17.76
Cape Girardeau-Jackson, MO-IL	1,801	16	47	97,008	3.18	39,013	25.81
Decatur, IL	1,800	14	41	110,650	(1.18)	42,690	21.30
Sterling, IL	1,424	16	29	58,481	(0.86)	46,699	12.63
Effingham, IL	1,416	11	21	34,294	0.31	43,972	15.71
High	**$313,737**	**221**	**3,176**	**9,481,409**	**7.31 %**	**$57,427**	**25.81 %**
Low	**$1,416**	**11**	**21**	**34,294**	**(1.18)**	**$38,967**	**12.63**
Medium	**$2,877.4**	**26**	**69**	**154,197**	**1.46**	**$51,286**	**14.53**

Source SNL Financial. Deposit data as of June 30, 2012. Growth rates for the period 2011 - 2016

QCR
HOLDINGS, INC.
a relationship driven organization®

Strategic Advantages

- 4 distinct (yet similar) operating entities – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 4 operating entities supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- Top 10 Deposit market share in Waterloo/Cedar Falls
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, m2 Leasing and SBA/USDA lending

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- **Prioritization of growth in earnings and earnings per share (EPS), over growth in assets**

Grew earnings by 30%, and earnings per share by 101% in 2012.

- Preservation of capital and increasing tangible common e
redemption of SBLF Capital without the need for a dilutive
- Continue to maintain adequate liquidity while better utilizin
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR
HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- **Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise**
- Continue to maintain adequate liquidity while better u
- Continue to improve asset quality
- Deliver the financial successes associated with a "relatio Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased TCE from 3.85% to 4.02% during 2012 and redeemed $10.2MM in SBLF Capital.

QCR HOLDINGS, INC.

a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- **Continue to maintain adequate liquidity while better utilizing same**
- Continue to improve asset quality
- Deliver the financial successes associated with a “relati n” Improved Pricing/Client Penetration = Improved Margin Stock Price = Improved Shareholder Value
- More closely align “shareholder performance” to “operating performance” utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased net interest income by $3.5MM, or 6.5%, in 2012

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- **Continue to improve asset quality**
- Deliver the financial successes associated with a … nization" Improved Pricing/Client Penetration = Improved Ma… Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Reduced NPA's from $40.5MM to $23.7MM, or 41% since 12/31/11.

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible commo[n] redemption of SBLF Capital without the need for a dilut[...]
- Continue to maintain adequate liquidity while better uti[...]
- Continue to improve asset quality
- **Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value**
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased the value of our stock by $7.36 per share, or 81%, since 12/31/11. Increasing the market capitalization of our company by $38.1MM.

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while bett
- Continue to improve asset quality
- Deliver the financial successes associated with a ... ”
  Improved Pricing/Client Penetration = Improve
  Stock Price = Improved Shareholder Value
- **More closely align “shareholder performance” to “operating performance” utilizing enhanced Investor Relations strategies and increased transparency**
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Obtained analyst coverage by Raymond James, FIG Partners and Zack’s Small-Cap Research, and initiated regular investor outreach.

QCR
HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity whi
- Continue to improve asset quality
- Deliver the financial successes associate … ation” Improved Pricing/Client Penetration = Imp … d Stock Price = Improved Shareholder Valu
- More closely align “shareholder performanc … tilizing enhanced Investor Relations strategies and incre … transparency
- **Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value**

Announced our acquisition of Community National Bank on 2/14/13 and closed the transaction on 5/13/13. Anticipating approximately 5% EPS accretion in 2014.

QCR HOLDINGS, INC.
a relationship driven organization®

Summary of Financial Results 2009-2012

	2009	2010	2011	2012
Net interest income	$50,662	$49,864	$54,145	$57,649
Non-interest income	15,547	15,406	17,462	16,621
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)
Pre-tax pre-provision	19,272	16,721	20,614	22,011
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)
Income before taxes	2,296	9,257	13,998	17,640
Income taxes	(247)	(2,449)	(3,868)	(4,534)
Net income	2,049	6,808	10,130	13,106
Less: net income attributable to non-controlling interests	277	221	438	488
Net income attributable to QCR Holdings, Inc.	$1,772	$6,587	$9,692	$12,618
Earnings Per Share (After Preferred Dividends)	$(0.46)	$0.53	$0.92	$1.85

QCR Holdings, Inc.
a relationship driven organization®

Recent Stock Price Performance 2010-2013


$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$16.50
$8.90
$7.14
$9.14
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

QCR HOLDINGS, INC.

a relationship driven organization®

Recent Stock Price Performance 2010-2013


$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$16.50
$8.90
$7.14
$9.14
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
An Increase of 81%
Earnings ↑
NPA's ↓
SBLF ↓
TCE ↑
Coverage ↑
Inv. Rel. ↑

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc. Capital Structure December 31, 2012

		DIVIDENDS / INTEREST	
		Annually	Quarterly
Preferred F *	$29.9M at 5.00%	$1,493,350	$373,338
Preferred E **	$25.0M at 7.00%	$1,750,000	$437,500
Trust II	$12.4M floating at 3.21% (3ML + 2.85%)	$398,040	$99,510
Trust III	$8.2M floating at 3.21% (3ML + 2.85%)	$263,220	$65,805
Trust IV	$5.2M floating at 2.14% (3ML + 1.80%)	$111,280	$27,820
Trust V	$10.3M floating at 1.89% (3ML + 1.55%)	$194,670	$48,668
Common	4,918,202 shares at $0.08/share	$395,000	*paid semi-annually*
		$4,605,560	**$1,052,640**

SUMMARY		
Total Preferred	$3,243,350	$810,838
Total TruPS	$967,210	$241,803
Common	$395,000	$0
	$4,605,560	**$1,052,640**

* This is the preferred stock issued to Treasury as part of SBLF. $38.2M redeemed Series D (or TCPP) which paid a rate of 5.00%. The rate on Series F can be reduced over the first 10 quarters with certain net growth of small business lending. If no net qualifying small business loan growth, the rate will increase to 9.00% effective for the first quarter of 2014. On June 29, 2012, the Company partially redeemed $10.2M of the originally issued $40.1MM. Assuming 5.00% rate, the redemption will result in a reduction of preferred dividends by $511K annually. ** Convertible to common by holder at per share conversion price of $12.15. Additionally, QCRH can exercise a conversion option on or after June 30, 2013, at the same per share conversion price of $12.15 if the Company's common stock price equals or exceeds $17.22 for at least 20 trading days in a period of 30 consecutive trading days.

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Assets

IN MILLIONS OF DOLLARS



CAGR 1994-2012 24.77%
CAGR 1994-2007 32.26%
CAGR 2008-2012 6.86%
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Deposits



IN MILLIONS OF DOLLARS
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12

QCR HOLDINGS, INC.

a relationship driven organization®

A Closer Look: Total Consolidated Deposits (2006-2012)

December 31, 2006
Total $875.5 MM

- **Non Interest Bearing Demand**
  $124.2 MM or 14%
- **Interest Bearing**
  $334.0 MM or 38%
- **CD's**
  $417.3 MM or 48%
  RETAIL: $345.8 MM or 40%
  BROKERED: $71.4 MM or 8%



December 31, 2012
Total $1,374.1 MM

- **Non Interest Bearing Demand**
  $450.7 MM or 33%
- **Interest Bearing**
  $588.9 MM or 43%
- **CD's**
  $336.2 MM or 24%
  RETAIL: $289.2 MM or 21%
  BROKERED: $45.3 MM or 3%



QCR HOLDINGS, INC.

a relationship driven organization®

Loan Portfolio Composition December 31, 2012

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 394.2	31 %
Non Owner Occupied Commercial Real Estate	344.1	27
Owner Occupied Commercial Real Estate	204.9	16
Residential Real Estate	115.6	9
Direct Financing Leases	103.7	8
Installment and Other Consumer	76.7	6
Commercial Construction/Land Development	45.0	3
	$ 1,284.2	100 %

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:

- Online Cash Management	- Image Cash Letter System
- Loan Participations	- Bank Stock Financing
- Safekeeping Services	- Trust and Investment Services
- Credit Card Services	- Fed Funds Lines

- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 143 relationships to date with Total Deposits of $204MM at 12/31/12 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 12/31/12 total $47MM, or 3.7% of total loans/leases.

QCR HOLDINGS, INC.

a relationship driven organization®

Key Differentiator: Wealth Management

- As of December 31, 2012: Approximately $1.1 Billion in Trust (and related) accounts and $568 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:

- Financial Planning	- Asset Management
- Trust Services	- Estate Planning
- Brokerage and RIA	- Insurance
- Family Office	- Core Banking and Commercial & Consumer Lending

- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: SBA - USDA Lending

- **SBA Loans Originated for the Fiscal Year Ending 9/30/12:**
  - Quad City Bank & Trust - 8th in the state of Iowa for Iowa chartered banks (dollar volume)
  - Cedar Rapids Bank & Trust - 1st in the state of Iowa for Iowa chartered banks (dollar volume)
  - Rockford Bank & Trust - 11th in the state of Illinois (dollar volume)
- **USDA Lending for Fiscal Year Ending 9/30/12**
  - Cedar Rapids Bank & Trust – Leader in the state of Iowa (dollar volume)

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- Effective September 2012, Quad City Bank & Trust now owns 100% of m2 Lease Funds, LLC.
- Quad City Bank & Trust acquired 80% ownership August of 2005

	Assets (in millions)	Pre-Tax Earnings
2006	$ 53.0	$ 875,651
2007	$ 68.7	$ 1,421,142
2008	$ 79.7	$ 784,424
2009	$ 90.6	$ 855,679
2010	$ 85.4	$ 852,741
2011	$ 98.8	$ 2,069,470
2012	$ 109.7	$ 3,367,182

- Key Niches:
  - Marine Equipment
  - Printing
  - Health Care
  - Machinery/Machine Tools
  - Telecom
  - Office Technology

QCR HOLDINGS, INC.

a relationship driven organization*

Book Value of Common Stock Vs. Market Value

IN MILLIONS OF DOLLARS


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Book Value
Market Value
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12

QCR Holdings, Inc.
a relationship driven organization®

Focus Areas for 2013

1. Meet EPS expectations
2. Integration of CNB
3. Hold onto our Net Interest Margin
4. Maximize SBA/USDA gains on loan sales
5. Maximize wealth management income
6. Improve liquidity in our stock
7. Drive down efficiency ratio
8. Conversion of Series E preferred stock into common stock
9. Restructure holding company financing
10. Pay down Small Business Lending Preferred Stock

Hire the best people
supplied with the tools they need.

Clients get exceptional service by satisfied and motivated employees.

Shareholders Will Be Rewarded.

This is Community Banking!

Thank You

For Your Time Today!

QCR Holdings, Inc.

a relationship driven organization®

Questions

QCR Holdings, Inc.

a relationship driven organization®

Appendix



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Back Row *(standing)*

Rand Westlund
John McEvoy
Charlie Bullock
Larry Helling
Doug Hultquist
Tom Budd
Bill Tank
Todd Gipple
John Rodriguez

Front Row *(seated)*

John Engelbrecht
Shawna Graham
John Anderson
Cathie Whiteside
Jill DeKeyser
Michael Wyffels

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.

QCR Holdings, Inc.

a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
35 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
27 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
26 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
26 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
41 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
9 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
38 Years in Banking/Financial Services

SHAWNA M. GRAHAM, CBA, CIA, CISA, CRP, MBA, CCBCO
Senior Vice President,
Director of Risk Management
24 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer, Cedar Rapids Bank and Trust Company Executive Vice President and Chief Lending Officer, QCR Holdings, Inc.
33 Years in Banking/Financial Services

JOHN R. McEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
36 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services 30 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
34 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
25 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy and Branding
5 Years in Banking/Financial Services

MICHAEL J. WYFFELS
Senior Vice President,
Chief Technology Officer
23 Years in Banking/Financial Services

QCR
HOLDINGS, INC.
a relationship driven organization®

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* –$1.18 Billion in Assets

2001 Cedar Rapids Bank & Trust* –$626 Million in Assets

2005 Rockford Bank & Trust* –$314 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC

2012 Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC - $110 Million in Assets

2013 Community National Bank Acquisition
Waterloo, Cedar Falls, Mason City, Austin, MN - $290 Million in Assets.

Assets as of December 31, 2012 * De Novo

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Analysis Q4 2012

General Information:			Capital and Balance Sheet:							Asset Quality:							Performance:			
Institution	Ticker	Assets	Tang. Equity / Assets (%)	TCE / TA (%)	Tier 1 Cmn Ratio (%)	Leverage Ratio (%)	Tier 1 Capital Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	NPA / Loans + OREO (%)	Texas Ratio (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	LLR / NPAs (%)	LLP / NCO (%)	ROAA (%)	ROAE (%)	NIM (%)	Efficiency Ratio (%)
Heartland Financial USA, Inc.	HTLF	4,985	7.43	5.78	7.80	9.83	13.36	15.36	76.06	1.32	3.43	24.97	2.04	0.73	38.15	66.52	1.10	13.01	3.78	69.26
Great Southern Bancorp, Inc.	GSBC	3,958	9.21	7.75	11.67	9.47	15.22	16.47	75.65	1.70	5.58	38.28	3.46	1.24	29.66	104.59	1.22	13.83	4.55	52.86
First Busey Corporation	BUSE	3,618	10.47	8.45	11.67	11.30	17.34	18.63	69.56	2.32	2.90	14.29	1.67	0.93	79.69	74.45	0.64	5.40	3.19	68.59
Enterprise Financial Services Corp	EFSC	3,326	6.02	6.02	8.10	8.36	10.88	12.29	87.21	1.98	2.78	38.27	1.96	1.06	70.34	109.19	0.88	11.21	4.82	55.82
Lakeland Financial Corporation	LKFN	3,067	9.56	9.56	11.78	10.46	13.01	14.27	87.81	2.27	2.37	15.60	1.75	0.31	95.92	72.80	1.19	12.29	3.24	49.72
First Financial Corporation	THFF	2,886	11.62	11.62	15.38	11.43	15.38	16.37	81.36	1.19	3.66	20.26	2.36	0.47	32.25	122.78	1.13	9.02	4.20	59.22
MainSource Financial Group, Inc.	MSFG	2,769	9.37	8.82	12.69	10.40	16.52	17.77	71.87	2.05	3.63	20.27	2.07	1.36	56.31	42.69	0.99	8.17	3.82	64.78
CoBiz Financial Inc.	COBZ	2,654	9.56	7.40	8.51	12.23	14.29	16.51	90.47	2.43	3.52	22.73	2.57	-0.17	68.68	43.99	0.98	10.15	3.97	73.15
S.Y. Bancorp, Inc.	SYBT	2,148	9.52	9.52	11.44	10.79	13.17	14.42	89.73	1.99	2.26	15.77	1.69	0.46	87.89	134.58	1.25	13.17	3.91	57.81
Hills Bancorporation	HBIA	2,100	12.08	12.08	15.41	11.90	15.41	16.66	105.29	1.44	1.59	10.95	1.33	0.25	90.31	4.81	1.30	10.90	3.40	59.27
West Suburban Bancorp, Inc.	WNRP	2,018	8.63	8.63	13.21	8.59	13.21	14.48	55.17	3.10	9.85	49.56	5.03	0.46	30.76	0.00	0.41	4.76	3.13	73.92
German American Bancorp, Inc.	GABC	2,007	8.23	8.23	10.78	8.18	11.12	13.70	74.44	1.27	1.01	6.91	0.62	0.38	125.53	63.22	1.26	13.58	3.75	56.01
Horizon Bancorp	HBNC	1,848	7.41	6.72	8.94	9.17	12.47	13.72	93.07	1.52	2.18	17.16	1.42	0.70	69.54	85.20	1.20	14.75	3.90	60.55
Bank of Kentucky Financial Corporation	BKYF	1,844	8.02	8.02	9.54	9.00	10.77	13.28	77.18	1.37	2.52	18.91	1.66	0.45	53.99	98.71	1.04	11.08	3.54	57.09
MidWestOne Financial Group, Inc.	MOFG	1,793	9.22	9.22	11.62	9.82	12.78	14.03	76.31	1.69	2.09	16.71	1.26	0.30	80.09	116.37	0.98	10.13	3.68	62.75
First Mid-Illinois Bancshares, Inc.	FMBH	1,578	8.25	4.89	7.54	9.66	14.51	15.65	71.51	1.29	1.51	9.86	0.87	0.34	85.62	117.12	0.91	9.31	3.47	61.38
Macatawa Bank Corporation	MCBC	1,561	8.36	6.24	7.09	10.35	13.37	14.98	82.45	2.24	11.79	85.44	8.40	0.79	18.10	-24.61	2.37	34.40	3.51	83.47
Mercantile Bank Corporation	MBWM	1,423	10.30	10.30	10.76	11.41	13.46	14.73	91.72	2.75	6.11	36.57	4.50	-0.24	44.75	-48.78	0.82	7.47	3.57	74.35
West Bancorporation, Inc.	WTBA	1,448	9.29	9.29	12.43	11.23	14.31	15.56	82.04	1.67	1.81	11.33	1.17	0.20	91.34	75.06	1.21	12.34	3.34	52.46
First Business Financial Services, Inc.	FBIZ	1,226	8.12	8.12	9.56	8.99	10.54	12.97	83.49	1.69	1.84	14.62	1.37	0.07	91.66	562.67	0.76	12.65	3.37	61.04
QCR Holdings, Inc.	**QCRH**	**2,094**	**6.56**	**4.10**	**5.45**	**8.13**	**11.27**	**12.71**	**93.69**	**1.55**	**2.24**	**18.54**	**1.38**	**0.17**	**68.76**	**194.42**	**0.62**	**8.90**	**3.04**	**69.29**
Average:		**2,413**	**9.03**	**8.33**	**10.80**	**10.13**	**13.66**	**15.09**	**81.12**	**1.86**	**3.62**	**24.42**	**2.36**	**0.50**	**67.03**	**91.07**	**1.08**	**11.88**	**3.71**	**62.68**
Median:		**2,059**	**9.22**	**8.34**	**11.11**	**10.09**	**13.37**	**14.86**	**81.70**	**1.70**	**2.65**	**18.04**	**1.72**	**0.46**	**69.94**	**74.76**	**1.07**	**11.15**	**3.63**	**60.80**

Source: SNL Financial, data as of quarter ended December 31, 2012. Note: Texas ratio equal to (NPAs + Loans 90 Days Past Due) / (Tangible Equity + Loan Loss Reserves).
NPAs include non-performing loans/leases, restructured loans (excludes restructured leases, if any) and OREO.

QCR HOLDINGS, INC.
a relationship driven organization®

Peer Credit Analysis Graphs
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Heartland Financial USA, Inc.	HTLF	2.04
Great Southern Bancorp, Inc.	GSBC	3.46
First Busey Corporation	BUSE	1.67
Enterprise Financial Services Corp	EFSC	1.96
Lakeland Financial Corporation	LKFN	1.75
First Financial Corporation	THFF	2.36
MainSource Financial Group, Inc.	MSFG	2.07
CoBiz Financial Inc.	COBZ	2.57
S.Y. Bancorp, Inc.	SYBT	1.69
Hills Bancorporation	HBIA	1.33
West Suburban Bancorp, Inc.	WNRP	5.03
German American Bancorp, Inc.	GABC	0.62
Horizon Bancorp	HBNC	1.42
Bank of Kentucky Financial Corporation	BKYF	1.66
MidWestOne Financial Group, Inc.	MOFG	1.26
First Mid-Illinois Bancshares, Inc.	FMBH	0.87
Macatawa Bank Corporation	MCBC	8.40
Mercantile Bank Corporation	MBWM	4.50
West Bancorporation, Inc.	WTBA	1.17
First Business Financial Services, Inc.	FBIZ	1.37
AVERAGE:	-	2.36
MEDIAN:	-	1.72
QCR HOLDINGS, INC.	QCRH	1.38

NPAs / TOTAL ASSETS


3.50
3.00
2.50
2.00
1.50
1.00
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12

Source: SNL Financial 12/31/12

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle

	NCOs 2008-2012Q4 ($000)	Gross Loans 12.31.07 ($000)	NCOs / Loans 12.31.07 (%)	"Peak" Loans 2007-2012Q4 ($000)	NCOs / "Peak" Loans (%)
QCR HOLDINGS, INC. AND SUBSIDIARIES:					
QCR Holdings, Inc.	36,039	1,100,392	3.28%	1,282,810	2.81%
Quad City Bank and Trust Company	16,551	636,711	2.60%	675,407	2.45%
Cedar Rapids Bank and Trust Company	10,144	289,139	3.51%	381,982	2.66%
Rockford Bank and Trust Company	8,939	127,179	7.03%	235,769	3.79%
PROXY PEER GROUP:					
Heartland Financial USA, Inc.	132,982	2,276,582	5.84%	2,828,802	4.70%
Great Southern Bancorp, Inc.	187,639	1,838,854	10.20%	2,360,287	7.95%
First Busey Corporation	422,798	3,030,802	13.95%	3,243,375	13.04%
Enterprise Financial Services Corp	112,296	1,641,432	6.84%	2,307,157	4.87%
Lakeland Financial Corporation	36,061	1,523,720	2.37%	2,257,520	1.60%
First Financial Corporation	40,860	1,440,690	2.84%	1,890,716	2.16%
MainSource Financial Group, Inc.	117,803	1,693,678	6.96%	1,995,148	5.90%
CoBiz Financial Inc.	153,184	1,846,327	8.30%	2,031,253	7.54%
S.Y. Bancorp, Inc.	33,963	1,202,208	2.83%	1,584,705	2.14%
Hills Bancorporation	29,736	1,372,304	2.17%	1,722,162	1.73%
West Suburban Bancorp, Inc.	52,175	1,235,548	4.22%	1,247,411	4.18%
German American Bancorp, Inc.	14,701	867,721	1.69%	1,204,866	1.22%
Horizon Bancorp	33,052	888,852	3.72%	1,190,717	2.78%
Bank of Kentucky Financial Corporation	42,862	949,714	4.51%	1,195,409	3.59%
MidWestOne Financial Group, Inc.	32,364	401,554	8.06%	1,103,404	2.93%
First Mid-Illinois Bancshares, Inc.	10,980	746,187	1.47%	910,853	1.21%
Macatawa Bank Corporation	132,118	1,750,632	7.55%	1,774,063	7.45%
Mercantile Bank Corporation	112,937	1,797,954	6.28%	1,855,768	6.09%
West Bancorporation, Inc.	41,731	983,565	4.24%	1,100,735	3.79%
First Business Financial Services, Inc.	22,514	781,487	2.88%	911,960	2.47%
Peer Median	**42,297**	**1,406,497**	**4.38%**	**1,748,113**	**3.69%**
Peer Average	**88,138**	**1,413,491**	**5.35%**	**1,735,816**	**4.37%**

Source: SNL Financial. Data as of December 31, 2012

QCR Holdings, Inc.
a relationship driven organization®

QCR Holdings, Inc. Peer Credit Quality


NCOs / Average Loans
2.00
1.50
1.00
0.50
0.00
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12


Provision Expense / NCOs
500
375
250
125
0
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12


Texas Ratio
50
40
30
20
10
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12

Source: SNL Financial 12/31/12

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc.
Consolidated Securities Portfolio

Snapshot – As of 12.31.11

Par Value (000s)	551,617
Book Value (000s)	556,419
Market Value (000s)	563,977
Unrealized Gain/Loss (000s)	7,558
Aggregate Gains (000s)	7,670
Aggregate Losses (000s)	(112)
Gain/Loss as Percent of Book Value	1.4%
Yield (Projected Speeds)	2.43%
Yield (1 month CPR)	2.45%
Average life (Projected Speeds)	1.9
Percent in Amortizing Securities	19%
Duration	1.8
Percent AFS	100%

Sector Review – As of 12.31.11

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	425,942	77%	2,370	2.08	1.3
CMO (Fixed)	52,854	9%	1,815	2.87	3.7
Corporate (Fixed)	926	0%	(2)	8.29	7.0
Corporate (Float)	240	0%	(42)	2.57	0.2
MBS (Fixed)	52,520	9%	1,666	3.06	3.9
Municipal – Tax Exempt	23,440	4%	1,717	6.02	4.0
Municipal – Taxable	497	0%	35	5.45	6.1
TOTAL	**556,419**	**100%**	**7,558**	**2.43**	**1.9**

Snapshot – As of 12.31.12

Par Value (000s)	584,456
Book Value (000s)	593,509
Market Value (000s)	601,285
Unrealized Gain/Loss (000s)	7,776
Aggregate Gains (000s)	8,361
Aggregate Losses (000s)	(585)
Gain/Loss as Percent of Book Value	1.3%
Yield (Projected Speeds)	2.45%
Yield (1 month CPR)	2.30%
Average life (Projected Speeds)	3.1
Percent in Amortizing Securities	27%
Duration	2.8
Percent AFS	88%

Sector Review – As of 12.31.12

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	336,451	57%	2,038	1.72	1.5
CMO (Fixed)	46,946	8%	1,697	2.66	3.3
Corporate (Fixed)	856	0%	54	5.41	5.8
Corporate (Float)	241	0%	(23)	2.32	0.2
MBS (Fixed)	113,090	19%	1,869	2.65	4.9
Municipal – Tax Exempt	95,428	16%	2,095	4.65	6.7
Municipal – Taxable	498	0%	47	5.45	5.1
TOTAL	**593,509**	**100%**	**7,776**	**2.45**	**3.1**

Source: QCRH 12.31.11 and 12.31.12 FTN Financial Report